Exhibit 99.2

ESSEX

PROPERTY TRUST, INC.

bre

Be here, be home.

Combination Creates Leading West Coast Multifamily REIT

FORWARD-LOOKING STATEMENTS
SAFE HARBOR STATEMENT UNDER THE PRIVATE LITIGATION REFORM ACT OF 1995:
This presentation may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements which are based on current expectations, estimates and projections about the industry and markets in which Essex and BRE operate and beliefs of and assumptions made by Essex management and BRE management, involve uncertainties that could significantly affect the financial results of Essex or BRE or the combined company. Words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Essex and BRE, including future financial and operating results (such as FFO), and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength —
are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-
looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of either company or business (iii) changes in market demand for rental apartment homes and competitive pricing, (iv) risks associated with acquisitions, including the integration of the combined companies’ businesses, (v) maintenance of real estate investment trust (“REIT”) status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the merger on the terms described or at all and the timing of the closing of the merger, and (ix) those additional risks and factors discussed in reports filed with the
Securities and Exchange Commission (“SEC”) by Essex and BRE from time to time, including those discussed under the heading
“Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Neither Essex nor BRE undertakes any duty to update any forward-looking statements appearing in this presentation.

ESSEX

PROPERTY TRUST, INC.

bre

Be here, be home.

 ▪ Q1 2014
 ▪ Subject to customary closing conditions including ESS and BRE shareholder approval
 ▪ Each BRE share to be converted into 0.2971 shares of ESS stock plus $12.33 in cash
 ▪ ESS has obtained committed financing of $1 billion which is available if needed to fund the cash portion of the purchase price
 ▪ ESS is exploring several alternatives to fund the cash needs in the transaction including asset sales, joint ventures or new financing
 ▪ Pro forma ownership 63% ESS / 37% BRE
TRANSACTION OVERVIEW
Overview &
Financing
Expected Close
Management
Team & Board
 ▪ Michael Schall will be President and Chief Executive Officer of the combined company
 ▪ Three directors from the BRE Board will be added to ESS’s Board of Directors, bringing the total to 13 members
 ▪ ESS will maintain its quarterly dividend at an annual run rate of $4.84 per share
Dividend
Synergies
 ▪ Expected annual synergies to offset Prop 13 taxes
 ▪ The synergies relate to G&A savings and property level operations
Financial Impact
 ▪ Expected to be NAV Neutral/Core FFO Accretive by approximately $0.05-$0.08 per share

ESSEX

PROPERTY TRUST, INC.

bre

Be here, be home.

 ▪ Creates the leading publicly traded multifamily REIT in highly attractive West
   Coast markets
 ▪ Platform poised to achieve greater level of acquisitions and value enhancing developments
 ▪ Combination of best-in-class management teams and best practice sharing
TRANSACTION BENEFITS

Leading West
Coast
Multifamily
Platform
Cost of Capital
Improvement
 ▪ Larger scale enhances capital market opportunities
 ▪ Improved liquidity in both equity and debt markets
 ▪ Lower cost of capital over long term
Enhanced
Operations and
Synergistic
Opportunities
 ▪ Highly complementary footprints and strategies provide opportunity for meaningful synergies
 ▪ Builds upon scale of local and regional management operations
 ▪ Savings from reduced public company costs and overhead
Essex and BRE Properties - Creates the Leading West Coast Multifamily REIT

OVERVIEW STATISTICS

	ESS	BRE	COMBINED
Company Inception	1971	1970	Q1 2014
Equity Market Cap 1	$6.0 billion	$4.4 billion	$10.4 billion
Total Market Cap 1	$9.1 billion	$6.3 billion	$15.4 billion
Debt / Total Market Cap 1	32.0%	29.3%	30.9%
Units 2	34,416	21,648	56,064
Properties 2	163	76	239
Financial Occupancy 3	95.7%	94.4%	95.1%
Average Rent / Unit 4	$1,616	$1,734	$1,668
Source: Public filings
1) As of 12/18/2013; Reflects simple addition of ESS and BRE excluding transaction adjustments
2) Unit and property counts as of 9/30/2013; Include units held in joint ventures
3) Average same-property financial occupancy for the quarter ended 9/30/2013; combined represents weighted average by total same-property revenue
4) Average same-property rent per unit for the quarter ended 9/30/2013; combined represents weighted average by total same-property units

ESSEX
PROPERTY TRUST, INC.
bre
Be here, be home.

Multifamily REITs Total Market Capitalization[1]

$35
$30
$25
$20
$15
$10
$5
$0
$ Billions
$30.7
$21.6
$15.4
$9.7
$9.2
$9.1
$8.4
$7.8
$6.3
$6.1
$3.6
$1.8
EQR
AVB
ESS + BRE
UDR
AIV
ESS
MAA
CPT
BRE
HME
PPS
AEC

BENEFITS OF SCALE

The combined company would be the 3rd largest multifamily REIT by total market cap and the 13th largest REIT by equity market cap in the RMZ
Source: Public filings and SNL
1) As of 12/18/2013

ESSEX PROPERTY TRUST, INC.

HIGHLY COMPLEMENTARY FOOTPRINT

bre Be here, be home.

NOI Contribution by Region

ESS
BRE
COMBINED
Northern California 37%
Seattle 18%
Southern California 45%
Northern California 28%
Other 1
2%
Seattle 14%
Southern California 55%
Northern California 33%
Other 1
1%
Seattle 16%
Southern California 50%

Source: Public filings as of 9/30/13

1) Includes two properties located in Phoenix, AZ (902 units)

7

ESSEX
PROPERTY TRUST, INC.

bre
Be here, be home.

Multifamily REITs' West Coast Exposure

(# of Units)

# of Units
60,000
50,000
40,000
30,000
20,000
10,000
0
55,162
43,058
34,416
32,444
20,746
16,121
9,975
4,146
ESS + BRE
EQR
ESS
AVB
BRE
UDR
AIV
CPT

PREMIER LEADER IN
WEST COAST MARKETS

% of Total Same- Property NOI	99%	38%	100%	42%	98%	41%	24%	11%
Source: Public filings

ESSEX PROPERTY TRUST, INC. — CONTINUED STRATEGY FOCUSING ON WEST COAST MARKETS

bre — Be here, be home.

Favorable Demographics
- Higher Incomes
- Higher Percentage of Educated 25–34 year olds

Low Supply
- Long Term at Below 1% of Total Supply
- High Cost of Home Ownership

Diverse Demand Drivers
- Highest GDP in the U.S.
- Job Growth Outpaces the U.S.
- Centers of Innovation, Driver of Job Creation

Higher Household Incomes

$80,000
$60,000
$40,000
$20,000
$0
ESS/BRE Markets Combined
U.S.

Supply Constrained Markets[1]

1.2%
0.8%
0.4%
0.0%
ESS/BRE Markets Combined
U.S.

High Median Home Prices Restricts Homeownership

$500,000
$400,000
$300,000
$200,000
$100,000
$0
ESS/BRE Markets Combined
U.S.

Source: National Association of Realtors, U.S. Census, Economy.com, chart data estimated

1) Total Supply as a % of total stock from 2003-2012

9

ESSEX
PROPERTY TRUST, INC.
bre
Be here, be home.

Cumulative Effective Rent Growth by Region
35%
30%
25%
20%
15%
10%
5%
0%
-5%
4Q02
2Q03
4Q03
2Q04
4Q04
2Q05
4Q05
2Q06
4Q06
2Q07
4Q07
2Q08
4Q08
2Q09
4Q09
2Q10
4Q10
2Q11
4Q11
2Q12
4Q12
2Q13
West - Pacific
Midwest
Northeast
South

10

WEST COAST STRENGTH
West Coast Markets have historically had above average rent growth vs. other regions
Source: Axiometrics

ESSEX PROPERTY TRUST, INC.
WEST COAST STRENGTH
bre Be here, be home.

Rent Growth in ESS/BRE Combined Markets is Expected to Exceed the U.S. and Top 20 MSAs [1] through 2016

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2008
2009
2010
2011
2012
2013
2014
2015
2016
ESS/BRE Combined Portfolio
ESS/BRE Combined Portfolio
Top 20 Markets (ex: West Coast)
U.S.

Source: Axiometrics Derived Rents (Actual 3Q 2008-2Q 2013; Forecast 3Q 2013-4Q 2016)

1) Top 20 MSAs excludes ESS/BRE markets but includes the other major metros in the U.S.

11

ESSEX
PROPERTY TRUST, INC.

bre
Be here, be home.

Secured Debt, 15%
Unsecured Debt, 18%
Equity, 65% 2
Credit Facility, 1%
Preferred Stock, 1%

49%
51%
61%
39%
55%
45%
ESS
BRE
Combined
Secured
Unsecured

19%
81%
10%
90%
15%
85%
ESS
BRE
Combined
Fixed
Floating

12

Pro Forma Capital Structure of ESS and BRE Combined 1
PRO FORMA COMBINED CAPITAL
STRUCTURE PROFILE 1
Secured vs. Unsecured Debt
Fixed Rate vs. Floating Rate Debt
Source: Public filings
1) As of 12/18/2013; Assumes ESS forms a $1 billion joint venture to replace the bridge loan with leverage of 50-60%. ESS is assumed to have a 50% ownership in the venture.
2) Includes noncontrolling interest

STRONG CREDIT PROFILE

Select Balance Sheet Ratios1	ESS	BRE	Pro Forma Combined2
Secured Debt / Undepreciated Book	23.7%	15.8%	17% - 19%
Total Debt / Undepreciated Book	46.4%	40.8%	40% - 42%
Debt to EBITDA	6.9X	6.8X	7.7X - 7.9X
Fixed Charge Coverage	3.0X	2.9X	2.7X - 2.9X
Credit Ratings (Fitch/Moody’s/S&P)	BBB+/Baa2/BBB	BBB+/Baa2/BBB
1) As of September 30, 2013
2) Assumes ESS forms a $1 billion joint venture to replace the bridge loan with leverage of 50-60%. ESS is assumed to have a 50% ownership in the venture.

ESSEX PROPERTY TRUST, INC.

bre Be here, be home.

As of September 30, 2013
1,000
800
600
400
200
-
$ Millions
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Thereafter
ESS
BRE

Combined Maturity Schedule
% of Debt Maturing	0.4%	2.0%	1.4%	8.7%	14.3%	7.4%	13.7%	17.2%	12.7%	6.2%	12.1%	3.9%
WELL LADDERED DEBT
MATURITY PROFILE

Source: Public filings

COMBINATION WITH BRE CREATES…

 ✓ Leading West Coast Multifamily REIT
 ✓ Increased Scale and Liquidity
 ✓ Significant Opportunities to Realize Synergies
 ✓ Cost of Capital Benefits
 ✓ Core FFO Accretion1
 ✓ Management Team with a Track Record of Delivering Superior Total
 Shareholder Returns
1) Core FFO excludes acquisition costs and non-routine items.

ADDITIONAL INFORMATION ABOUT
THIS TRANSACTION

In connection with the proposed transaction, Essex Property Trust, Inc. (“Essex”) expects to file with the SEC a registration statement on
Form S-4 that will include a joint proxy statement of Essex and BRE Properties (“BRE”) that also constitutes a prospectus of Essex. Essex and BRE also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ
THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME
AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Essex and BRE with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Essex with the SEC will be available free of charge on Essex’s website at
www.essexpropertytrust.com or by contacting Essex Investor Relations at 650-494-3700. Copies of the documents filed by BRE with the
SEC will be available free of charge on BRE’s website at www.breproperties.com or by contacting BRE Investor Relations at
415-445-3745.
Essex and BRE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Essex’s executive officers and directors in Essex’s definitive proxy statement filed with the SEC on April 1, 2013. You can find information about BRE’s executive officers and directors in BRE’s definitive proxy statement filed with the SEC on March 11, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Essex or BRE using the sources indicated above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.